Summary Prospectus    December 29, 2017
JPMorgan Realty Income Fund
Class/Ticker:     L*/URTLX
* Formerly, Institutional Class Shares.
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information, online at www.jpmorganfunds.com/funddocuments. You can also get this information at no cost by calling 1-800-480-4111 or by sending an e-mail request to Funds.Website.Support@jpmorganfunds.com or by asking any financial intermediary that offers shares of the Fund. The Fund’s Prospectus and Statement of Additional Information, both dated December 29, 2017, are incorporated by reference into this Summary Prospectus.
Currently, Class L Shares of the Fund are publicly offered only on a limited basis. (See “Investing with J.P. Morgan Funds —FUNDS SUBJECT TO A LIMITED OFFERING” in the prospectus for more information.)
What is the goal of the Fund?
High total investment return through a combination of capital appreciation and current income.
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. “Acquired Fund Fees and Expenses” are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies, including affiliated money market funds, other mutual funds, exchange-traded funds and business development companies. The impact of Acquired Fund Fees and Expenses is included in the total returns of the Fund. Acquired Fund Fees and Expenses are not direct costs of the Fund, are not used to calculate the Fund’s net asset value per share and are not included in the calculation of the ratio of expenses to average net assets shown in the Financial Highlights section of the Fund’s prospectus.
ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
Class L
Management Fees	0.75%
Distribution (Rule 12b-1) Fees	NONE
Other Expenses	0.21
Service Fees	0.10
Remainder of Other Expenses[1]	0.11
Acquired Fund Fees and Expenses	0.01
Total Annual Fund Operating Expenses	0.97
Fee Waivers and Expense Reimbursements[2]	(0.19)
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[2]	0.78
1	“Remainder of Other Expenses” has been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the contractual combination of sub-transfer agency fees in the “Service Fees” effective 4/3/17.
2	The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating
Expenses (excluding Acquired Fund Fees and Expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceed 0.78% of the average daily net assets of Class L Shares. The Fund may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Fund’s adviser, shareholder servicing agent and/or administrator have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market funds on the Fund’s investment in such money market funds. These waivers are in effect through 12/31/18, at which time the adviser and/or its affiliates will determine whether to renew or revise them.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 12/31/18 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.
WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS L SHARES ($)	80	290	518	1,172
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses, or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 116% of the average value of its portfolio.
What are the Fund’s main investment strategies?
The Fund seeks to achieve its objective by investing substantially all of its assets, and in any event under normal circumstances at least 80% of its net assets (plus the amount of any borrowings for investment purposes), in equity securities of real estate investment trusts (REITs), including REITs with relatively small market capitalizations. The Fund may invest in both equity REITs and mortgage REITs. Equity REITs take ownership interests in real estate. Mortgage REITs invest in mortgages (loans secured by interests in real estate). The Fund may also invest up to 15% of net assets in illiquid holdings.
As investment adviser to the Fund, J.P. Morgan Investment Management Inc. (JPMIM) manages the portfolio utilizing a disciplined investment process that focuses on stock selection rather than focusing on particular sectors or themes. JPMIM’s portfolio management team continuously screens the target universe of investments, selecting companies that exhibit superior financial strength, operating returns and attractive growth prospects.
The REIT research team takes an in-depth look at each company’s ability to generate earnings over a long-term business cycle, rather than focusing solely on near-term expectations. These research efforts allow the team to determine each company’s normalized earnings (i.e., projected earnings adjusted to reflect what the company should earn at the midpoint of an economic cycle) and growth potential, from which they evaluate whether each company’s current price fully reflects its long-term value.
The Fund is non-diversified.
The Fund’s Main Investment Risks
The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular instruments or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.
The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s performance and ability to meet its investment objective.
Real Estate Securities Risk. The Fund’s investments in real estate securities, including REITs, are subject to the same risks as direct investments in real estate and mortgages, and their value will depend on the value of the underlying real estate interests. These risks include default, prepayments, changes in value resulting from changes in interest rates and demand for real and rental property and the management skill and creditworthiness of REIT issuers. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.
High Portfolio Turnover Risk. The Fund may engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility of increased capital gains, including short-term capital gains that will generally be taxable to shareholders as ordinary income.
Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.
General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.
Smaller Company Risk. Investments in securities of mid cap and small cap companies may be riskier, less liquid, more volatile and more vulnerable to economic, market and industry changes than investments in larger, more established companies. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term.
Non-Diversified Fund Risk. Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased investment in fewer issuers may result in the Fund’s shares being more sensitive to economic results of those issuing the securities.
Industry and Sector Focus Risk. At times the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.
Transactions Risk. The Fund could experience a loss and its liquidity may be negatively impacted when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.
You could lose money investing in the Fund.
The Fund’s Past Performance
This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Class L Shares (formerly, Institutional Class Shares) has varied from year to year for the past ten calendar years. The table shows the average annual total returns over the past one year, five years and ten years. The table compares that performance to the Morgan Stanley Capital International (MSCI) US REIT Index and the Lipper Real Estate Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the fees and expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.
YEAR-BY-YEAR RETURNS – CLASS L SHARES
Best Quarter	3rd quarter, 2009	33.86%
Worst Quarter	4th quarter, 2008	–42.96%
The Fund’s year-to-date total return through 9/30/17 was 1.97%.
AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2016)
	Past 1 Year	Past 5 Years	Past 10 Years
CLASS L SHARES
Return Before Taxes	4.48%	10.69%	4.43%
Return After Taxes on Distributions	1.76	8.64	2.48
Return After Taxes on Distributions and Sale of Fund Shares	3.32	7.70	2.74
MSCI US REIT INDEX	8.60	11.86	4.96
(Reflects No Deduction for Fees, Expenses or Taxes)
LIPPER REAL ESTATE FUNDS INDEX	6.48	10.83	5.11
(Reflects No Deduction for Taxes)
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
Management
J.P. Morgan Investment Management Inc.
Portfolio Manager	Managed Fund Since	Primary Title with Investment Adviser
Scott Blasdell	2017	Managing Director
Jason Ko, CFA	2009	Executive Director
Purchase and Sale of Fund Shares
Class L Shares of the Fund are no longer generally available to new purchasers. Existing Class L shareholders can still purchase additional shares, reinvest their dividends and exchange into the Class L Shares from Class L Shares of other J.P. Morgan Funds. In addition, certain group employer benefit plans, certain fee-based advisory programs, college savings plans and other J.P. Morgan Funds can continue to purchase shares as described in “Investing with J.P. Morgan Funds — FUND SUBJECT TO A LIMITED OFFERING” in the prospectus.
Purchase minimums
For Class L Shares
To establish an account	$3,000,000
To add to an account	No minimum levels
In general, you may purchase or redeem shares on any business day:
•	Through your Financial Intermediary
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
4
SPRO-RINC-L-1217